================================================================================
                               SEMI-ANNUAL REPORT
================================================================================



                                   Smith Barney
                                   Arizona
                                   Municipals
                                   Fund Inc.

                                   ---------------------------------------------

                                   November 30, 1997


                            [LOGO] Smith Barney Mutual Funds
                                   Investing for your future.
                                   Every day.

=========================================
Smith Barney Arizona Municipals Fund Inc.
=========================================

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Arizona Municipals Fund Inc. ("Fund") for the period ended November 30, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

For the six months ended November 30, 1997, the Class A shares of the Fund posted a total return of 5.17%. In comparison, the average for Arizona tax-exempt funds was 5.03% for the same period according to Lipper Analytical Services, Inc. ("Lipper"). (Lipper is a major independent fund-tracking organization.) For performance information on the Fund's other share classes, please turn to page four.

During the six months covered by this report, the Fund distributed income dividends totaling $0.27 and a capital gain distribution of $0.05 for Class A shares. Based on the net asset value ("NAV") of $10.42 as of November 30, 1997 and current monthly income dividend rate of $0.0445 for Class A shares, this equates to an annualized distribution rate of 5.12%. For an Arizona state resident in the combined federal and state tax bracket of 41.06%, the tax-free yield of 5.12% is equivalent to a taxable yield of 8.69%. (This figure assumes an investor is in the 31% federal income tax bracket.)

Market and Economic Overview

Municipal bonds generally performed well during the reporting period, benefiting from a combination of a strong U.S. economy and low inflation. On the political front, Congress passed the Taxpayer Reform Act of 1997, which provided targeted tax relief and attempted to encourage more individual savings. But, in our view, the most significant development for both stock and bond investors alike was Asia's financial crisis in the fall of 1997.

For most of the reporting period, bond investors remained focused on how the Federal Reserve Board ("Fed") would respond to a strengthening U.S. economy. Yields on the 30-year U.S. Treasury bond, a key measure of interest rates, were confined to a fairly narrow trading range as investors attempted to reconcile the apparent contradiction between strong economic growth and low inflation. Despite the lowest unemployment rate in more than twenty years, signs of inflationary pressures were nearly absent and the bond market rallied sending interest rates lower. Nevertheless, the Fed maintained its vigilance against inflation and although it chose to ultimately remain on the sidelines, it did indicate a bias toward tightening monetary policy at each of its meetings in May, July, August and September.

In October, financial markets around the world were transformed almost overnight as Asia's financial crisis, which had been developing since the summer, deepened and eventually led to the sudden collapse of stock and bond markets throughout the region. The dramatic decline of Asian financial markets caught many investors by surprise and sentiment began to shift away from stocks in favor of bonds as investors sought out "safe" havens. In the weeks that followed, the U.S. Treasury bond market became one of the preferred alternatives for investors seeking shelter from the "Asian contagion." The resulting rally in the government bond market, along with an unusually heavy bond issuance, caused municipal bonds to underperform U.S. Treasurys in November.

Arizona Economic Highlights

Arizona continues to enjoy phenomenal economic growth for the third year in a row. Arizona's economic strength has been matched with even greater population growth. Over the past century, Arizona has consistently ranked among the top five fastest growing states for every decade except for two. This remarkable expansion has boosted tax revenues, created budget surpluses and helped to lower income taxes. However, the Valley of the Sun has experienced some growing pains as it struggles to keep pace with the surging infrastructural demand for more highways and schools.

The problem of shortage of classroom space has been compounded by a recent federal court ruling mandating Arizona to divide resources more equitably among school districts. As a result, we believe that the state may be forced to expand municipal debt to fund not only the increased education needs, but for other vital infrastructure projects as well.

Arizona municipal bonds tend to be of shorter maturity (usually between one to ten years) than other states and therefore usually offer lower yields as well. But because of our extensive municipal bond research capabilities and underwriting strength, we have generally been able to identify and buy bonds with yields that often exceed the typical Arizona municipal issue.

Fund's Investment Strategy

The Fund seeks to provide Arizona investors with as high a level of current income exempt from federal and Arizona state income taxes as is consistent with prudent investment management and preservation of capital. The Fund invests primarily in investment-grade municipal securities.

Over the period covered by this report, the Fund continued to focus on high-quality issues and remained broadly diversified across various sectors. As of November 30, 1997, approximately 89% of the Fund's holdings were rated investment grade. (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.) In addition, 52.3% of the Fund's portfolio was invested in AAA-rated bonds, the highest rating. At the end of the reporting period, the Fund's average weighted maturity was roughly 19 years.

As of November 30, 1997, the Fund's largest holdings are concentrated in industrial development bonds (18.4%), general obligation bonds (18.1%) and housing bonds (12.3%). Going forward, we expect to place even more emphasis on housing bonds and hospital bonds (which represented nearly 9.2% of the Fund's holdings as of November 30, 1997). We continue to favor housing bonds because, in our opinion, they offer greater yield potential without significant added risk. Moreover, we believe that ongoing reform among many hospitals has improved their efficiency and bottom lines, making select hospital bonds even more attractive investment opportunities.

Municipal Bond Market Outlook

We remain positive on the prospects for municipal bonds in the coming months. Although the final impact of Asia's financial crisis on U.S. markets is not yet clear, we believe that the excess production capacity that now exists in Asia should help to offset rising prices in the U.S. However, the U.S. bond market could experience some short-term selling pressure should the Japanese, the largest foreign holder of U.S. government bonds, decide to sell their U.S. debt holdings in order to restructure their still shaky financial industry.

Municipal bond issuance in 1997 was the second largest and the market's ability to absorb these securities is an indication of healthy investor appetite for tax-free investments. Insurance companies were among the largest buyers of these bonds, but we believe that more and more individual investors are beginning to recognize the attractive investment opportunities that exist in tax-free municipal bonds.

In closing, thank you for your investment in the Smith Barney Arizona Municipals Fund Inc. We look forward to helping you pursue your investment goals.

Sincerely,


/s/ Heath B. McLendon                          /s/ Lawrence T. McDermott
Heath B. McLendon                              Lawrence T. McDermott
Chairman                                       Vice President and
                                               Investment Officer

December 23, 1997

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                 Net Asset Value
                              ----------------------
                              Beginning       End        Income      Capital Gain                    Total
Period Ended                  of Period    of Period    Dividends    Distributions     Capital     Returns(1)
=============================================================================================================
11/30/97                        $10.21      $10.42        $0.27          $0.05           $0.00        5.17%+
-------------------------------------------------------------------------------------------------------------
5/31/97                           9.95       10.21         0.53           0.00            0.00        8.06
-------------------------------------------------------------------------------------------------------------
5/31/96                          10.09        9.95         0.52           0.00            0.00        3.82
-------------------------------------------------------------------------------------------------------------
5/31/95                           9.82       10.09         0.54           0.06            0.00        9.38
-------------------------------------------------------------------------------------------------------------
5/31/94                          10.40        9.82         0.53           0.21            0.00        1.33
-------------------------------------------------------------------------------------------------------------
5/31/93                           9.84       10.40         0.57           0.08            0.02       12.92
-------------------------------------------------------------------------------------------------------------
5/31/92                           9.63        9.84         0.60           0.06            0.04        9.86
-------------------------------------------------------------------------------------------------------------
5/31/91                           9.49        9.63         0.68           0.00            0.00        8.92
-------------------------------------------------------------------------------------------------------------
5/31/90                           9.66        9.49         0.71           0.05            0.00        6.31
-------------------------------------------------------------------------------------------------------------
5/31/89                           9.22        9.66         0.69           0.00            0.00       12.70
-------------------------------------------------------------------------------------------------------------
Inception*- 5/31/88               9.60        9.22         0.59           0.00            0.00        2.32+
=============================================================================================================
Total                                                     $6.23          $0.51           $0.06
=============================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                 Net Asset Value
                              ----------------------
                              Beginning       End        Income      Capital Gain                    Total
Period Ended                  of Period    of Period    Dividends    Distributions     Capital     Returns(1)
=============================================================================================================
11/30/97                        $10.21      $10.42        $0.24          $0.05           $0.00        4.90%+
-------------------------------------------------------------------------------------------------------------
5/31/97                           9.95       10.21         0.48           0.00            0.00        7.53
-------------------------------------------------------------------------------------------------------------
5/31/96                          10.09        9.95         0.47           0.00            0.00        3.30
-------------------------------------------------------------------------------------------------------------
5/31/95                           9.82       10.09         0.49           0.06            0.00        8.78
-------------------------------------------------------------------------------------------------------------
5/31/94                          10.40        9.82         0.49           0.21            0.00        0.84
-------------------------------------------------------------------------------------------------------------
Inception*- 5/31/93               9.97       10.40         0.29           0.08            0.01        8.31+
=============================================================================================================
Total                                                     $2.46          $0.40           $0.01
=============================================================================================================


================================================================================
Historical Performance -- Class C Shares
================================================================================

                                  Net Asset Value
                              ----------------------
                              Beginning       End        Income      Capital Gain                    Total
Period Ended                  of Period    of Period    Dividends    Distributions     Capital     Returns(1)
=============================================================================================================
11/30/97                        $10.21      $10.42        $0.24          $0.05           $0.00        4.88%+
-------------------------------------------------------------------------------------------------------------
5/31/97                           9.95       10.21         0.47           0.00            0.00        7.49
-------------------------------------------------------------------------------------------------------------
5/31/96                          10.09        9.95         0.47           0.00            0.00        3.26
-------------------------------------------------------------------------------------------------------------
Inception*- 5/31/95               9.28       10.09         0.23           0.06            0.00       12.10+
=============================================================================================================
Total                                                     $1.41          $0.11           $0.00
=============================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Return
================================================================================

                                                   Without Sales Charge(1)
                                               ---------------------------------
                                               Class A       Class B     Class C
================================================================================
Six Months Ended 11/30/97+                       5.17%        4.90%        4.88%
--------------------------------------------------------------------------------
Year Ended 11/30/97                              6.91         6.38         6.34
--------------------------------------------------------------------------------
Five Years Ended 11/30/97                        6.99         6.45          N/A
--------------------------------------------------------------------------------
Ten Years Ended 11/30/97                         8.11          N/A          N/A
--------------------------------------------------------------------------------
Inception* through 11/30/97                      7.63         6.63         9.34
================================================================================

                                                      With Sales Charge(2)
                                               ---------------------------------
                                               Class A       Class B     Class C
================================================================================
Six Months Ended 11/30/97+                       0.92%        0.40%        3.88%
--------------------------------------------------------------------------------
Year Ended 11/30/97                              2.63         1.88         5.34
--------------------------------------------------------------------------------
Five Years Ended 11/30/97                        6.12         6.29          N/A
--------------------------------------------------------------------------------
Ten Years Ended 11/30/97                         7.66          N/A          N/A
--------------------------------------------------------------------------------
Inception* through 11/30/97                      7.21         6.63         9.34
================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                                        Without Sales Charge(1)
================================================================================
Class A (11/30/87 through 11/30/97)                            118.04%
--------------------------------------------------------------------------------
Class B (Inception* through 11/30/97)                           38.43
--------------------------------------------------------------------------------
Class C (Inception* through 11/30/97)                           30.49
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.

 + Total return is not annualized, as it may not be representative of the total return for the year.

 * Inception dates for Class A, B and C shares are June 1, 1987, November 6, 1992 and December 8, 1994, respectively.

================================================================================
Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class A Shares of
                  Smith Barney Arizona Municipals Fund Inc. vs.
                    the Lehman Brothers Municipal Bond Index+

--------------------------------------------------------------------------------

                         November 1987 -- November 1997

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

             Smith Barney Arizona Municipals Fund Inc.             Lehman Brothers Municipal Bond Index
             -----------------------------------------             ------------------------------------
11/87                        $ 9,600                                             $10,000
5/88                         $ 9,885                                             $10,543
5/89                         $11,140                                             $11,756
5/90                         $11,842                                             $12,617
5/91                         $12,899                                             $13,899
5/92                         $14,171                                             $15,253
5/93                         $16,001                                             $17,078
5/94                         $16,213                                             $17,500
5/95                         $17,733                                             $19,095
5/96                         $18,411                                             $18,919
5/97                         $19,895                                             $20,486
11/97                        $20,923                                             $21,592

+ Hypothetical illustration of $10,000 invested in Class A shares on November 30, 1987, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1997. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Portfolio Highlights (unaudited)                               November 30, 1997
================================================================================

Industry Breakdown

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

General Obligation                 18.1%

Education                          10.7%

Water & Sewer                       1.7%

Utility                             4.8%

Pollution Control                  10.6%

Miscellaneous                      11.2%

Life Care Systems                   3.0%

Industrial Development             18.4%

Housing                            12.3%

Hospitals                           9.2%


Summary of Investments by Combined Ratings

                                                       Standard &                        Percentage of
      Moody's                  and/or                    Poor's                        Total Investments
---------------------------------------------------------------------------------------------------------
         Aaa                                               AAA                              52.3%
         Aa                                                AA                               20.3
          A                                                 A                                7.2
         Baa                                               BBB                               9.0
         Ba                                                BB                                4.1
          B                                                 B                                1.6
        VMIG 1                                             A-1                               0.8
         NR                                                NR                                4.7
                                                                                           ------
                                                                                           100.0%
                                                                                           ======

================================================================================
Schedule of Investments (unaudited)                            November 30, 1997
================================================================================

    FACE
   AMOUNT       RATINGS                       SECURITY                                             VALUE
===========================================================================================================
Education -- 10.7%
$  1,050,000    AAA         Maricopa County School District No. 31,
                               Series A, AMBAC-Insured, 6.100% due 7/1/11                        $1,123,500
   1,000,000    AAA         Maricopa County School District No. 40,
                               Glendale School Improvement, AMBAC-Insured,
                               6.300% due 7/1/11                                                  1,093,750
     595,000    AAA         Maricopa County School District No. 66,
                               (Roosevelt Elementary School Project), Series B,
                               FGIC-Insured, 5.250% due 7/1/17                                      593,513
   1,000,000    AAA         Maricopa County School District No. 80, FGIC-Insured,
                               (Partially Pre-Refunded--Escrowed with U.S. government
                               securities to 7/1/06 Call @ 100), 5.800% due 7/1/12 (a)            1,050,000
   1,000,000    AA          Maricopa County Union High School District No. 210,
                               (Phoenix Project), Series B, 5.375% due 7/1/13                     1,025,000
   1,000,000    AAA         Maricopa County Union High School District No. 213,
                               Temporary School Improvement, FGIC-Insured,
                               6.000% due 7/1/10                                                  1,081,250
     500,000    AAA         Pinal County School District No. 43, Series A,
                               FGIC-Insured, 5.850% due 7/1/15                                      530,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,497,013
-----------------------------------------------------------------------------------------------------------
General Obligation -- 18.1%
     520,000    AAA         Arizona State COP, AMBAC-Insured, 6.250% due 9/1/10                     565,500
     250,000    AAA         Arizona State Municipal Financing Program, COP,
                               Series 20, BIG-Insured, (Escrowed to Maturity
                               with U.S. government securities), 7.625% due 8/1/06 (a)              291,875
   1,000,000    AAA         Maricopa County Elementary School District 68,
                               Alhambra, AMBAC-Insured, (Partially Pre-Refunded
                               --Escrowed with U.S. government securities to
                               7/1/03 Call @ 102), 5.625% due 7/1/13 (a)                          1,040,000
                            Maricopa County GO:
                               School District No. 8, Osborne Elementary, FGIC-Insured:
   1,000,000    A1*               7.500% due 7/1/09                                               1,225,000
     600,000    AAA               5.875% due 7/1/14                                                 637,500
                               School District No.11, Peoria, MBIA-Insured, (Partially
                                  Pre-Refunded--Escrowed with U.S. government
                                  securities to 7/1/01 Call @ 101):
   1,000,000    AAA                 6.400% due 7/1/10 (a)                                         1,071,250
     500,000    AAA                 7.000% due 7/1/10 (a)                                           548,750
     650,000    AAA            School District No. 14, (Creighton School Improvement
                                  Project 1990), Series C, FGIC-Insured, (Partially
                                  Escrowed to maturity with U.S. government
                                  securities), 6.500% due 7/1/08 (a)                                753,188
     100,000    AAA            School District No. 98, Fountain Hills, FGIC-Insured,
                                  6.625% due 7/1/10                                                 107,875


                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                November 30, 1997
================================================================================

    FACE
   AMOUNT       RATINGS                       SECURITY                                             VALUE
===========================================================================================================
General Obligation -- 18.1% (continued)
$  1,000,000    AAA            School District No. 216, FGIC-Insured, (Partially
                                  Pre-Refunded--Escrowed with U.S. government
                                  securities to 7/1/00 Call @ 101), 6.700% due 7/1/11 (a)       $ 1,071,250
   1,400,000    AA+         Phoenix GO, Refunding, Series A, 6.250% due 7/1/17                    1,618,750
   1,000,000    AAA         Pima County GO, Unified School District No. 1, Tucson,
                               FGIC-Insured, 7.500% due 7/1/10                                    1,256,250
     300,000    A           Puerto Rico Commonwealth GO, (Partially Pre-Refunded
                               --Escrowed with U.S. government securities to
                               7/1/98 Call @ 102), 8.000% due 7/1/08 (a)                            312,192
     500,000    A           Scottsdale Mountain Communication Facilities, GO,
                               District No. 3, Series A, 6.200% due 7/1/17                          517,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 11,016,880
-----------------------------------------------------------------------------------------------------------
Hospitals -- 9.2%
                            Maricopa County Hospital Revenue, Sun Health Corp.:
   1,500,000    Baa1*          5.900% due 4/1/09                                                  1,561,875
   1,000,000    Baa1*          6.125% due 4/1/18                                                  1,048,750
                            Maricopa County IDA, Series A, Samaritan Health Services:
     210,000    AAA            John C. Lincoln Hospital, FSA-Insured,
                                  7.500% due 12/1/13                                                231,788
     500,000    AAA            MBIA-Insured, 7.000% due 12/1/16                                     610,000
   1,000,000    AAA         Mohave County Authorized Hospital Systems,
                               MBIA-Insured, 5.700% due 9/1/15                                    1,038,750
   1,070,000    AAA         Phoenix IDA, Hospital Revenue, John C. Lincoln Hospital,
                               FSA-Insured, 5.400% due 12/1/10                                    1,122,163
-----------------------------------------------------------------------------------------------------------
                                                                                                  5,613,326
-----------------------------------------------------------------------------------------------------------
Housing -- 12.3%
                            Casa Grande IDA, Multi-Family Housing, FNMA-Collateralized:
     235,000    AAA            Center Park Apartments, 7.125% due 12/1/10                           235,000
     240,000    AAA            Quail Gardens Apartments, 7.125% due 12/1/10                         240,000
     745,000    AAA         Douglas Housing Finance Corp., FHA-Insured,
                               7.000% due 1/1/24                                                    799,944
     355,000    Aaa*        Maricopa County IDA, Statewide Single-Family
                               Mortgage Revenue, GNMA-Collateralized,
                               8.050% due 9/1/23 (b)                                                376,300
                            Phoenix IDA:
     650,000    AAA            Mortgage Revenue, (Chris Ridge Village Project),
                                  FHA-Insured, 6.750% due 11/1/12                                   689,000
   1,000,000    AA             Multi-Family Housing Revenue,
                                  Woodstone & Silver Springs, 6.250% due 4/1/23                   1,050,000
     455,000    AAA            Single-Family Mortgage Revenue,
                                  GNMA/FNMA/FHLMC-Collateralized,
                                  6.300% due 12/1/12 (b)                                            487,988


                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                November 30, 1997
================================================================================

    FACE
   AMOUNT       RATINGS                       SECURITY                                             VALUE
===========================================================================================================
Housing -- 12.3% (continued)
                            Pima County IDA, Multi-Family Housing Revenue:
$    475,000    AA             Rancho Mirage Project, 7.050% due 4/1/22 (b)                       $ 495,188
                               Single-Family Mortgage Revenue, GNMA-Collateralized:
     940,000    AAA               6.750% due 11/1/27 (b)(c)                                       1,009,325
     800,000    AAA               6.250% due 11/1/30 (b)                                            845,000
     475,000    BBB         Puerto Rico Urban Housing Revenue Bonds,
                               7.875% due 10/1/04                                                   511,813
     245,000    AAA         Sierra Vista IDA, Multi-Family Housing,
                               (Steppes Apartment Project), FNMA-Collateralized,
                               7.125% due 12/1/10                                                   249,180
     500,000    AAA         Yuma County IDA, Multi-Family Housing, (Alexandra
                               Sands Apartment Project), FHA-Insured,
                               7.700% due 12/1/29 (b)                                               526,250
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,514,988
-----------------------------------------------------------------------------------------------------------
Industrial Development -- 18.4%
     900,000    AAA         Glendale Municipal Property Corp., IDA,
                               MBIA-Insured, 7.000% due 7/1/09                                      946,125
   2,805,000    AAA         Maricopa County IDA, Series A, Multi-Family Housing
                               Revenue, Mortgage Loan, FHA-Insured,
                               5.900% due 7/1/24                                                  2,896,156
   1,000,000    AA+         Mohave County IDA, (Citizens Utility Project),
                               Series B, 7.050% due 8/1/20 (c)                                    1,072,500
     750,000    NR          Navajo County, IDA, IDR, 7.400% due 4/1/26 (b)                          826,875
                            Pima County IDA, Industrial Revenue Refunding:
     830,000    AAA            FSA-Insured, 7.250% due 7/15/10                                      928,563
   1,000,000    B              Tucson Electric Power Co. Project, Series B,
                                   6.000% due 9/1/29 (c)                                          1,013,750
     500,000    AAA         Puerto Rico Commonwealth Infrastructure Financing
                               Authority, AMBAC-Insured, 5.000% due 7/1/28                          483,125
                            Tempe IDA, Friendship Village Refunding, Series A:
     350,000    NR             6.200% due 12/1/03                                                   356,563
     250,000    NR             6.250% due 12/1/04                                                   254,375
   1,000,000    AA          Tucson COP, 6.375% due 7/1/09                                         1,081,250
   1,275,000    AAA         Tucson Local Development Finance Corp., Lease Revenue,
                               FGIC-Insured, 6.250% due 7/1/12                                    1,375,406
-----------------------------------------------------------------------------------------------------------
                                                                                                 11,234,688
-----------------------------------------------------------------------------------------------------------
Life Care Systems -- 3.0%
     421,000    NR          Peoria IDA, (Sierra Winds Life Care Project),
                               6.500% due 11/1/17                                                   421,000
   1,375,000    AAA         Phoenix IDA, Christian Care, FHA-Mortgage,
                               MBIA-Insured, 6.000% due 7/1/20                                    1,431,719
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,852,719
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                November 30, 1997
================================================================================

    FACE
   AMOUNT       RATINGS                       SECURITY                                             VALUE
===========================================================================================================
Miscellaneous -- 10.4%
$    750,000    Aa*         Arizona Student Loan Revenue Acquisition Authority,
                               Series B, 6.600% due 5/1/10 (b)                                   $  813,750
     500,000    AAA         Casa Grande Excise Tax Revenue, FGIC-Insured,
                               6.200% due 4/1/15                                                    536,250
   1,250,000    AA+         Phoenix Civic Improvement Corp., (New City Hall Project),
                               5.100% due 7/1/28                                                  1,215,625
     400,000    A+          Phoenix Special Assignment, Central Avenue
                               Improvement District, 7.000% due 1/1/06                              406,676
   2,500,000    AA          Salt River Agricultural Project, Series A, 5.000% due 1/1/20          2,431,250
                            Sierra Vista Municipal Property Corp., AMBAC-Insured:
     355,000    AAA            6.000% due 1/1/11                                                    382,513
     500,000    AAA            6.150% due 1/1/15                                                    536,250
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,322,314
-----------------------------------------------------------------------------------------------------------
Pollution Control -- 10.6%
                            Coconino County Pollution Control Corp., Revenue Refunding:
   1,000,000    A-             Arizona Public Service Co., Series A,
                                  5.875% due 8/15/28                                              1,036,250
                               Nevada Power Co.:
   1,000,000    BBB-              6.375% due 10/1/36 (b)                                          1,063,750
   1,000,000    BBB-              Series B, 5.800% due 11/1/32                                    1,011,250
   2,500,000    BB+         Maricopa County PCR, Arizona Public Service Co.,
                               5.750% due 11/1/22                                                 2,500,000
     850,000    A-          Navajo County PCR, Arizona Public Service Co., Series A,
                               5.875% due 8/15/28                                                   880,813
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,492,063
-----------------------------------------------------------------------------------------------------------
Short Term (d) -- 0.8%
     500,000    A-1+        Maricopa PCR, Arizona Public Service Co., Series D,
                               3.900% due 5/1/24                                                    500,000
-----------------------------------------------------------------------------------------------------------
Utility -- 4.8%
   1,000,000    AAA         Chandler Water & Sewer Revenue Refunding,
                               FGIC-Insured, 6.250% due 7/1/13                                    1,077,500
   1,500,000    Aa*         Phoenix Civic Improvement Corp., Water Systems Revenue,
                               6.000% due 7/1/19                                                  1,571,250
     250,000    BBB         Prescott Valley Improvement District,
                               Sewer Collection System, Roadway Repair,
                               7.900% due 1/1/12                                                    279,688
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,928,438
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued)                November 30, 1997
================================================================================

    FACE
   AMOUNT       RATINGS                       SECURITY                                             VALUE
===========================================================================================================

Water & Sewer -- 1.7%
$  1,000,000    NR          Gilbert Wastewater Systems Revenue,
                               6.875% due 4/1/16                                               $  1,016,250
-----------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $57,796,506**)                                            $ 60,988,679
===========================================================================================================

(a) Pre-Refunded bond escrowed with U.S. government securities and bond escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c)  Security is segregated by Custodian for open market purchase commitment.

(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 13 and 14 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.

================================================================================
Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    --     Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     --     Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A      --     Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    --     Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB     --     Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B      --     Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    --     Bonds that are rated "Aaa" are judged to be of the best quality.
              They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     --     Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A      --     Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    --     Bonds that are rated "Baa" are considered as medium grade
              obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR     --     Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

================================================================================
Short-Term Security Ratings
================================================================================

SP-1   --     Standard & Poor's highest rating indicating very strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    --     Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 --     Moody's highest rating for issues having a demand feature -- VRDO.

P-1    --     Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions
================================================================================

ABAG          --   Association of Bay Area Governments
AIG           --   American International Guaranty
AMBAC         --   AMBAC Idemnity Corporation
BAN           --   Bond Anticipation Notes
BIG           --   Bond Investors Guaranty
CGIC          --   Capital Guaranty Insurance
CHFCLI        --   California Health Facility Construction Loan Insurance
CONNIE LEE    --   College Construction Loan Insurance Association
COP           --   Certificate of Participation
EDA           --   Economic Development Authority
FGIC          --   Financial Guaranty Insurance Company
FHA           --   Federal Housing Administration
FHLMC         --   Federal Home Loan Mortgage Corporation
FLAIRS        --   Floating Adjustable Interest Rate Securities
FNMA          --   Federal National Mortgage Association
FRTC          --   Floating Rate Trust Certificates
FSA           --   Financial Security Assurance
GIC           --   Guaranteed Investment Contract
GNMA          --   Government National Mortgage Association
GO            --   General Obligation
HDC           --   Housing Development Corporation
HFA           --   Housing Finance Authority
IDA           --   Industrial Development Authority
IDB           --   Industrial Development Board
IDR           --   Industrial Development Revenue
INFLOS        --   Inverse Floaters Company
ISD           --   Independent School District
LOC           --   Letter of Credit
MBIA          --   Municipal Bond Investors Assurance Corporation
MVRICS        --   Municipal Variable Rate Inverse Coupon Security
PCR           --   Pollution Control Revenue
PSF           --   Permanent School Fund
RAN           --   Revenue Anticipation Notes
RIBS          --   Residual Interest Bonds
RITES         --   Residual Interest Tax-Exempt Securities
SYCC          --   Structured Yield Curve Certificate
TAN           --   Tax Anticipation Notes
TECP          --   Tax-Exempt Commercial Paper
TOB           --   Tender Option Bonds
TRAN          --   Tax and Revenue Anticipation Notes
VA            --   Veterans Administration
VRDD          --   Variable Rate Daily Demand
VRWE          --   Variable Rate Wednesday Demand

================================================================================
Statement of Assets and Liabilities (unaudited)                November 30, 1997
================================================================================

ASSETS:
   Investments, at value (Cost -- $57,796,506)                      $60,988,679
   Cash                                                                  76,596
   Receivable for securities sold                                     2,070,053
   Interest receivable                                                1,118,711
   Receivable for Fund shares sold                                      604,433
-------------------------------------------------------------------------------
   Total Assets                                                      64,858,472
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   2,979,058
   Dividends payable                                                    251,419
   Investment advisory fees payable                                      14,758
   Administrative fees payable                                            9,893
   Distribution fees payable                                              4,313
   Accrued expenses                                                      69,701
-------------------------------------------------------------------------------
   Total Liabilities                                                  3,329,142
-------------------------------------------------------------------------------
Total Net Assets                                                    $61,529,330
===============================================================================
NET ASSETS:
   Par value of capital shares                                           $5,904
   Capital paid in excess of par value                               58,365,438
   Overdistributed net investment income                                (40,697)
   Accumulated net realized gain from security transactions               6,512
   Net unrealized appreciation of investments                         3,192,173
-------------------------------------------------------------------------------
Total Net Assets                                                    $61,529,330
===============================================================================
Shares Outstanding:
   Class A                                                            3,947,546
   ----------------------------------------------------------------------------
   Class B                                                            1,877,862
   ----------------------------------------------------------------------------
   Class C                                                               78,939
   ----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                        $10.42
   ----------------------------------------------------------------------------
   Class B*                                                              $10.42
   ----------------------------------------------------------------------------
   Class C**                                                             $10.42
   ----------------------------------------------------------------------------

Class A Maximium Public Offering Price Per Share
   (net asset value plus 4.17% of net asset value per share)             $10.85
===============================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

================================================================================
Statement of Operations (unaudited)
================================================================================
For the Six Months Ended November 30, 1997

INVESTMENT INCOME:
   Interest                                                           $1,720,859
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 4)                                             95,748
   Investment advisory fees (Note 4)                                      88,680
   Administration fees (Note 4)                                           59,120
   Audit and legal                                                        20,494
   Shareholder communications                                             16,366
   Registration fees                                                      16,182
   Shareholder and system servicing fees                                  13,250
   Directors' fees                                                         6,748
   Pricing service fees                                                    5,338
   Custody                                                                 1,730
   Other                                                                   2,019
--------------------------------------------------------------------------------
   Total Expenses                                                        325,675
--------------------------------------------------------------------------------
Net Investment Income                                                  1,395,184
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 5):
   Realized Gain From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                              9,721,311
      Cost of securities sold                                          9,400,609
--------------------------------------------------------------------------------
   Net Realized Gain                                                     320,702
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                              1,992,317
      End of period                                                    3,192,173
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                             1,199,856
--------------------------------------------------------------------------------
Net Gain on Investments                                                1,520,558
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $2,915,742
================================================================================


                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets
================================================================================
For the Six Months Ended November 30, 1997 (unaudited) and the Year Ended May 31, 1997

                                                    November 30          May 31
===============================================================================
OPERATIONS:
   Net investment income                             $1,395,184      $3,057,413
   Net realized gain                                    320,702         410,175
   Increase in net unrealized appreciation            1,199,856       1,201,096
-------------------------------------------------------------------------------
   Increase in Net Assets From Operations             2,915,742       4,668,684
-------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 3):
   Net investment income                             (1,482,136)     (3,056,999)
   Net realized gains                                  (268,132)             --
-------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                  (1,750,268)     (3,056,999)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                   5,601,490       4,666,382
   Net asset value of shares issued
      for reinvestment of dividends                     870,265       1,730,984
   Cost of shares reacquired                         (4,120,282)    (13,836,654)
-------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
      Fund Share Transactions                         2,351,473      (7,439,288)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     3,516,947      (5,827,603)
NET ASSETS:
   Beginning of period                               58,012,383      63,839,986
-------------------------------------------------------------------------------
   End of period*                                   $61,529,330     $58,012,383
===============================================================================

*  Includes undistributed (overdistributed)
   net investment income of:                           $(40,697)        $46,255
===============================================================================


                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

     1. Significant Accounting Policies

     Smith Barney Arizona Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Fund Concentration

     Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Arizona.

     3. Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     4. Investment Advisory Agreement, Administration
        Agreement And Affiliated Transactions

     Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an investment advisory fee calculated at an annual rate of 0.30% of average daily net assets. This fee is calculated daily and paid monthly.

     MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of the Fund's shares. For the six months ended November 30, 1997, SB received sales charges of approximately $38,000 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within one year from initial purchase. For the six months ended November 30, 1997, CDSCs paid to SB for Class B shares were approximately $28,000.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets for each class. For the six months ended November 30, 1997, total Distribution Plan fees were:

                                            Class A       Class B        Class C
================================================================================
Distribution Plan Fees                      $28,980       $63,839         $2,929
================================================================================


     All officers and one Director of the Fund are employees of SB.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     5. Investments

     During the six months ended November 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $12,349,386
--------------------------------------------------------------------------------
Sales                                                                  9,721,311
================================================================================

     At November 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                        $3,201,803
Gross unrealized depreciation                                            (9,630)
-------------------------------------------------------------------------------
Net unrealized appreciation                                          $3,192,173
===============================================================================

     6. Capital Loss Carryforward

     At May 31, 1997, the Fund had, for Federal income tax purposes, approximately $46,000 of capital loss carryforwards available to offset future capital gains expiring May 31, 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     7. Capital Shares

     At November 30, 1997, the Fund had 500 million shares of capital stock authorized with par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, specifically related to the distribution of its shares.

     At November 30, 1997, total paid-in capital amounted to the following for each class:

                                     Class A           Class B           Class C
================================================================================
Total Paid-in Capital              $38,088,505        $19,495,047       $787,790
================================================================================

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

      Transactions in shares of each class were as follows:

                                       Six Months Ended                Year Ended
                                       November 30, 1997               May 31, 1997
                                    ----------------------        ----------------------
                                     Shares       Amount          Shares        Amount
========================================================================================
Class A
Shares sold                         406,764    $ 4,249,234        268,503    $ 2,733,912
Shares issued on reinvestment        56,033        583,468        116,288      1,179,656
Shares redeemed                    (167,322)    (1,740,355)      (843,890)    (8,560,723)
----------------------------------------------------------------------------------------
Net Increase (Decrease)             295,475    $ 3,092,347       (459,099)   $(4,647,155)
========================================================================================
Class B
Shares sold                         127,338    $ 1,323,184        167,834    $ 1,703,600
Shares issued on reinvestment        25,836        269,040         51,651        523,844
Shares redeemed                    (222,588)    (2,315,386)      (519,844)    (5,271,747)
----------------------------------------------------------------------------------------
Net Decrease                        (69,414)   $  (723,162)      (300,359)   $(3,044,303)
========================================================================================
Class C
Shares sold                           2,798    $    29,072         22,633    $   228,870
Shares issued on reinvestment         1,706         17,757          2,709         27,484
Shares redeemed                      (6,192)       (64,541)          (411)        (4,184)
----------------------------------------------------------------------------------------
Net Increase (Decrease)              (1,688)   $   (17,712)        24,931    $   252,170
========================================================================================

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class A Shares
                                    1997(1)           1997          1996           1995           1994(2)          1993
=========================================================================================================================
Net Asset Value,
  Beginning of Period               $10.21            $9.95         $10.09          $9.82         $10.40            $9.84
-------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)            0.26             0.53           0.53           0.54           0.54             0.58
  Net realized and
    unrealized gain (loss)            0.27             0.26          (0.15)          0.33          (0.38)            0.65
-------------------------------------------------------------------------------------------------------------------------
Total Income From Operations          0.53             0.79           0.38           0.87           0.16             1.23
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.27)           (0.53)         (0.52)         (0.54)         (0.53)           (0.57)
  Net realized gains                 (0.05)              --             --          (0.06)         (0.21)           (0.08)
  Capital                               --               --             --             --             --            (0.02)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                  (0.32)           (0.53)         (0.52)         (0.60)         (0.74)           (0.67)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                     $10.42           $10.21          $9.95         $10.09          $9.82           $10.40
-------------------------------------------------------------------------------------------------------------------------
Total Return                          5.17%++          8.06%          3.82%          9.38%          1.33%           12.92%
-------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)             $41,143          $37,304        $40,917        $43,222        $44,552          $44,055
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                         0.91%+           0.88%          0.82%          0.82%          0.83%            0.77%
  Net investment income               4.84+            5.17           5.20           5.37           5.24             5.66
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 17%              27%            22%            21%            49%              44%
=========================================================================================================================

(1)    For the six months ended November 30, 1997 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) The investment adviser has waived all or part of its fees for the four years ended May 31, 1996. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                              Per Share Decreases                           Expense Ratios
                           to Net Investment Income                       Without Fee Waiver
                    -------------------------------------        -------------------------------------
                    1996       1995      1994        1993        1996       1995      1994        1993
                    ----       ----      ----        ----        ----       ----      ----        ----
       Class A      $0.02      $0.04     $0.02      $0.04        0.99%      1.01%     1.05%      1.10%

++ Total return is not annualized, as it may not be representative of the total return for the year.

+      Annualized

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class B Shares                      1997(1)           1997           1996           1995          1994(2)         1993(3)
===========================================================================================================================
Net Asset Value,
  Beginning of Period               $10.21            $9.95         $10.09          $9.82         $10.40           $9.97
---------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)            0.23             0.48           0.48           0.49           0.49            0.31
  Net realized and
    unrealized gain (loss)            0.27             0.26          (0.15)          0.33          (0.37)           0.50
---------------------------------------------------------------------------------------------------------------------------
Total Income From Operations          0.50             0.74           0.33           0.82           0.12            0.81
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.24)           (0.48)         (0.47)         (0.49)         (0.49)          (0.29)
  Net realized gains                 (0.05)              --             --          (0.06)         (0.21)          (0.08)
  Capital                               --               --             --             --             --           (0.01)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                  (0.29)           (0.48)         (0.47)         (0.55)         (0.70)          (0.38)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                     $10.42           $10.21          $9.95         $10.09          $9.82          $10.40
---------------------------------------------------------------------------------------------------------------------------
Total Return                          4.90%++          7.53%          3.30%          8.78%          0.84%           8.31%++
---------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)             $19,564          $19,886        $22,369        $22,838        $19,306          $8,149
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                         1.43%+           1.39%          1.33%          1.33%          1.35%           1.33%+
  Net investment income               4.32+            4.66           4.69           4.85           4.73            5.10+
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 17%              27%            22%            21%            49%             44%
===========================================================================================================================

(1)    For the six months ended November 30, 1997 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)    For the period from November 6, 1992 (inception date) to May 31, 1993.

(4) The investment adviser has waived all or part of its fees for the three years ended May 31, 1996 and the period ended May 31, 1993. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                  Per Share Decreases                           Expense Ratios
                               to Net Investment Income                       Without Fee Waivers
                          ------------------------------------       ------------------------------------
                          1996      1995       1994       1993       1996      1995       1994       1993
                          ----      ----       ----       ----       ----      ----       ----      -----
      Class B             $0.02     $0.03      $0.02     $0.02       1.50%     1.52%      1.57%     1.66%+

++ Total return is not annualized, as it may not be representative of the total return for the year.

+      Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class C Shares                                1997(1)         1997         1996         1995(2)
================================================================================================
Net Asset Value, Beginning of Period          $10.21          $9.95       $10.09        $9.28
------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                      0.23           0.47         0.48         0.24
  Net realized and unrealized gain (loss)       0.27           0.26        (0.15)        0.86
------------------------------------------------------------------------------------------------
Total Income From Operations                    0.50           0.73         0.33         1.10
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.24)         (0.47)       (0.47)       (0.23)
  Net realized gains                           (0.05)            --           --        (0.06)
------------------------------------------------------------------------------------------------
Total Distributions                            (0.29)         (0.47)       (0.47)       (0.29)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $10.42         $10.21        $9.95       $10.09
------------------------------------------------------------------------------------------------
Total Return                                    4.88%++        7.49%        3.26%       12.10%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $822           $822         $554         $386
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                   1.46%+         1.42%        1.39%        1.38%+
  Net investment income                         4.29+          4.63         4.63         4.81+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           17%            27%          22%          21%
================================================================================================

(1)    For the six months ended November 30, 1997 (unaudited).

(2)    For the period from December 8, 1994 (inception date) to May 31, 1995.

(3) The investment adviser has waived all or part of its fees for the year ended May 31, 1996 and the period ended May 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                              Per Share Decreases                Expense Ratios
                                           to Net Investment Income            Without Fee Waivers
                                           ------------------------            --------------------
                                             1996          1995                 1996          1995
                                             ----          ----                 ----          ----
       Class C                               $0.02         $0.01                1.56%        1.56%+

++ Total return is not annualized, as it may not be representative of the total return for the year.

+      Annualized.

Smith Barney                                                        SMITH BARNEY
Arizona Municipals                                                  ------------
Fund Inc.
                                               A Member of TraverlersGroup[LOGO]

Directors                            Investment Adviser
                                     and Administrator
Herbert Barg                         Mutual Management Corp.
Alfred J. Bianchetti
Martin Brody                         Distributor
Dwight B. Crane                      Smith Barney Inc.
Burt N. Dorsett
Elliot S. Jaffe                      Custodian
Stephen E. Kaufman                   PNC Bank, N.A.
Joseph J. McCann
Heath B. McLendon, Chairman          Transfer Agent
Cornelius C. Rose, Jr.               First Data Investor Services Group, Inc.
                                     P.O. Box 9134
James J. Crisona, Emeritus           Boston, MA 02205-9134

Officers

Heath B. McLendon
President and                        This report is submitted for the general
Chief Executive Officer              information of the shareholders of Smith
                                     Barney Arizona Municipals Fund Inc. It
Lewis E. Daidone                     is not authorized for distribution to
Senior Vice President                prospective investors unless accompanied
and Treasurer                        or preceded by a current Prospectus for
                                     the Fund, which contains information
Lawrence T. McDermott                concerning the Fund's investment
Vice President and                   policies and expenses as well as other
Investment Officer                   pertinent information.

Thomas M. Reynolds
Controller                           Smith Barney Arizona Municipals Fund Inc.
                                     388 Greenwich Street
Christina T. Sydor                   New York, New York 10013
Secretary                            www.smithbarney.com


                                     FD0820 1/98